                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                      Date of Report - February 28, 1997
            (Date of earliest event reported) - (February 28, 1997)



                         FULTON FINANCIAL CORPORATION
            -------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)



     Pennsylvania                 0-10587          23-2195389
------------------------------  -----------   ----------------------
(State or other jurisdiction    (Commission   (IRS Employer
 of incorporation)              File Number)  Identification Number)



One Penn Square, P.O. Box 4887, Lancaster, PA     17604
---------------------------------------------     -----
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (717) 291-2411
                                                   --------------

Item 2.  Acquisition of Assets.

  On February 28, 1997, Fulton Financial Corporation ("FFC") acquired The Woodstown National Bank & Trust Company ("WNB"), a national banking association headquartered in Woodstown, NJ. The acquisition was accomplished by merging WNB with and into WNB Interim National Bank ("Interim"), a national banking association organized by FFC to accomplish the merger (the "Merger"). Interim survived the merger and will operate as a wholly-owned subsidiary of FFC under the name "The Woodstown National Bank & Trust Company" ("The Surviving Bank"). The Surviving Bank has six offices and total consolidated assets of about $258 million. WNB New is FFC's tenth subsidiary bank and the fourth subsidiary bank located outside of Pennsylvania. The Merger increases FFC's assets to approximately $4.0 billion and also increases to 117 the number of banking offices operated by FFC's subsidiary banks.

  The Merger was consummated pursuant to the previously-announced Merger Agreement dated as of September 30, 1996, as amended and restated as of November 1, 1996 (the "Merger Agreement"), between FFC, WNB, and Interim. The execution of the Merger Agreement was reported in a Current Report on Form 8-K filed on October 7, 1996. In accordance with the terms of the Merger Agreement, each of the 1,800,000 issued and outstanding shares of the $0.22 par value common stock of WNB has been converted into 1.60 shares of the $2.50 par value common stock of FFC ("FFC Common Stock"). Former stockholders of WNB will receive cash in lieu of fractional shares of FFC Common Stock at the rate of $24.25 per share.

  Pursuant to General Instruction F to Form 8-K, the Press Release dated February 28, 1997 announcing the consummation of the Merger attached to this Current Report as Exhibit 1 is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired.

      It is not currently practicable to provide the financial statements required by Item 7(a) of Form 8-K. Such financial statements will be filed, under cover of a Form 8-K/A amendment to this report, not later than May 14, 1997.

      (b) Pro Forma Financial Information.

      It is not currently practicable to provide the pro forma financial information required by Item 7(b) of Form 8-K. Such pro forma financial information will be filed, under cover of a Form 8-K/A amendment to this report, not later than May 14, 1997.

      (c)  Exhibits.

      Pursuant to Item 7(c) of Form 8-K, FFC hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:


  Number         Title
  ------         -----

   *2 Merger Agreement dated as of September 30, 1996, as amended and restated as of November 1, 1996, between Fulton Financial Corporation and The Woodstown National
                 Bank & Trust Company.

   99            Press Release dated February 28, 1997.


* Incorporated by reference to Exhibit A to the Registration Statement on Form S-4 (File No. 333-17329) declared effective on December 13, 1996.

                              SIGNATURES
                              ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.


                            FULTON FINANCIAL CORPORATION


                            By:  /s/ Rufus A. Fulton, Jr.
                                 -----------------------------------
                                 Rufus A. Fulton, Jr.,
                                 President & Chief Executive Officer

Date:  February 28, 1997

                                 EXHIBIT INDEX


                               Required Exhibits
                               -----------------


                                       Page (in accordance with
Number  Title                          sequential numbering system)
------  -----                          ----------------------------

/*/2    Merger Agreement dated as of
        September 1, 1996, as amended
        and restated as of November 1,
        1996, between Fulton Financial
        Corporation and The Woodstown
        National Bank & Trust Company.

 99     Press Release dated February 28,               6
        1997.



/*/ Incorporated by reference to Exhibit A to the Registration Statement on Form S-4 (File No. 333-17329) declared effective on December 13, 1996.